Exhibit 99.3


       Nomura Securities International, Inc. - Residential Whole Loan Desk

      ----------------------- --------------------- ---------------------
              Trading Desk :x2266 Chris Woschenko Raymond Lafontant
      ----------------------- --------------------- ---------------------


                       IMC Home Equity Loan Trust 1997 - 1
                                  $325,000,000
                              Preliminary Structure

----------- ------------------- -------------- -------------- -----------------
               Approximate
  Class          Balance           Coupon          WAL1          Allocation
  -----          -------           ------          ---           ----------
   A-1         $95,086,000          Fixed          0.90            $0
   A-2         $31,086,000          Fixed          2.10            $0
   A-3         $46,349,000          Fixed          3.20            $0
   A-4         $37,517,000          Fixed          5.19            $0
   A-5         $10,065,000          Fixed          7.40            $0
   A-6         $17,897,000          Fixed         10.77            $0
   A-7         $12,000,000          Fixed          6.87            $0
   A-8         $75,000,000         Floater         3.26        $75,000,000
----------- ------------------- -------------- -------------- -----------------


     Issuer:                   IMC Home Equity Loan Trust 1997-1

     Seller / Servicer:        Industry Mortgage Company, L.P.

     Structure:                Sequential Pay

     Underwriters:             ARMs         NSI

                               Fixed        Bear Stearns / Greenwich Capital

     Credit Support:           Excess Spread / Over-collateralization
                               MBIA Insured

     Collateral:               Home-equity, closed-end, 1st & 2nd liens

     Call Feature:             10% Clean-up

     Rating:                   Aaa / Moody's - AAA / S&P
     ------

     ERISA:                    Yes

     SMMEA:                    No

     Trustee:                  Chase Manhattan Bank

     Anticipated Dates:        Pre-Marketing      Mon / Tues        1/13 & 1/14
                               Launch Deal        Wednesday         1/15
                               Price Deal         Thursday          1/16
                               Settlement         Thursday          1/23

     --------
     1 Prepayment Assumption :
         Group 1: 4% CPR in month 1 and an additional 1.909% per month in each month through month 12, 25% CPR thereafter. Group 2: 25% CPR.

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.

                                                                  Form No. 124

                       IMC Home Equity Loan Trust 1997-1

                           Illustrative Yields @ Par


Speed         0% CPR              50% PPC             75% PPC             100% PPC           125% PPC           150% PPC
-----         ------              -------             -------             --------           --------           --------
           Yield    WAL        Yield    WAL        Yield    WAL        Yield    WAL        Yield    WAL         Yield   WAL
           -----    ---        -----    ---        -----    ---        -----    ---        -----    ---         -----   ---
Class
A1         6.641%    8.91      6.408%   1.58       6.297%   1.14       6.194%   0.90       6.098%   0.75       6.008%   0.65
A2         6.766%   14.76      6.685%   4.03       6.633%   2.76       6.581%   2.10       6.529%   1.70       6.478%   1.42
A3         6.960%   14.76      6.920%   6.35       6.885%   4.29       6.849%   3.20       6.811%   2.53       6.772%   2.08
A4         7.271%   17.89      7.253%  10.46       7.232%   7.11       7.207%   5.19       7.180%   4.04       7.152%   3.26
A5         7.515%   24.44      7.503%  14.21       7.490%  10.11       7.474%   7.40       7.454%   5.62       7.433%   4.47
A6         7.760%   27.76      7.749%  16.10       7.744%  13.56       7.735%  10.77       7.722%   8.38       7.706%   6.54
A7         7.326%   13.56      7.307%   8.81       7.300%   7.67       7.293%   6.87       7.287%   6.26       7.281%   5.79
A8         5.842%   21.05      5.840%   6.53       5.838%   4.42       5.837%   3.26       5.835%   2.53       5.833%   2.03


                              To 10% Clean-Up Call
----------------------------------------------------------------------------------------------------------------------------

Speed        0% CPR               50% PPC             75% PPC            100% PPC             125% PPC           150% PPC
-----        ------               -------             -------            --------             --------           --------
           Yield    WAL        Yield    WAL        Yield    WAL        Yield    WAL        Yield    WAL        Yield    WAL
           -----    ---        -----    ---        -----    ---        -----    ---        -----    ---        -----    ---
Class
A5         7.515%   24.44      7.503%  14.18       7.490%  10.01       7.474%   7.36       7.454%   5.62      7.433%   4.47
A6         7.760%   26.85      7.747%  14.67       7.734%  10.42       7.719%   7.84       7.702%   6.17      7.683%   5.00
A7         7.326%   13.55      7.307%   8.78       7.297%   7.31       7.288%   6.28       7.276%   5.40      7.263%   4.64
A8         5.842%   20.78      5.839%   6.00       5.838%   4.05       5.837%   2.99       5.834%   2.33      5.833%   1.88


ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.

                                                                    Form No. 124

       Nomura Securities International, Inc. - Residential Whole Loan Desk

      ----------------------- --------------------- ---------------------
              Trading Desk :x2266 Chris Woschenko Raymond Lafontant
      ----------------------- --------------------- ---------------------

                       IMC Home Equity Loan Trust 1997 - 1

                               Collateral Summary

--------------------------------------------------------------------------------
Fixed Rate Home Equity Loans
--------------------------------------------------------------------------------

Balance:                     $249,901,898
     Average:                     $58,662
     Maximum:                    $376,828
     Minimum:                      $2,988


     WA LTV:               72.19%
     WAC:                  11.93%
     Current WAM:          223
     Original WAM:         226

Mortgage Type:
     30 Year Fixed:        55.65%
     30/15 Balloons:       44.35%

Property Type:
     SFD: 89.91%,   2-4 Units: 5.75%,
     Condo:  1.50%

Occupancy Status:
     Owner Occupied:       91.95%
     Non-Owner:             8.05%

Geographics:
     NY: 14.77%,   NJ: 7.71%,   MD: 7.26%,   MI: 7.06%,   FL:  6.85%

Lien Position:
     1st Liens: 89.21%,   2nd Liens: 10.79%

Credit Quality:
     A: 45.10%,   B: 27.47%,   C: 20.69%,
     D: 6.75%

--------------------------------------------------------------------------------
Adjustable Rate Home Equity Loans
--------------------------------------------------------------------------------
Balance:                      $74,874,756
     Average:                    $109,147
     Maximum:                    $612,715
     Minimum:                      $9,931


     WA LTV:              72.34%
     WAC:                  9.86%
     WA Margin:            6.25%
     WA Life Cap:         17.76%
     WA Life Floor:        9.68%
     WA Periodic Cap:      1.42%
     WA First Reset:       11 mo.
     Current WAM:          350
     Original WAM:         357

Mortgage Type:
     Non-Balloons:        99.37%
     30/15 Balloons:       0.63%

Index Type:
     6 Month LIBOR:        79.98%
     1 Yr. CMT:            20.02%

Property Type:
     SFD: 94.86%,   2-4 Units: 2.29%
     Condo:  0.90%

Occupancy Status:
     Owner Occupied:       93.87%
     Non-Owner:             6.13%

Geographics:
     CA: 11.82%,   MI: 11.49%,   WA: 7.43%,   OR: 6.01%,   GA:  5.94%
Lien Position:
     1st Liens: 100.00%

Credit Quality:
     A: 47.98%,   B: 25.62%,   C: 19.73%,
     D: 6.66%

ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The information contained herein is based on sources Nomura Securities International, Inc. ("Nomura") believes to be reliable. Nomura makes no representation or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions. The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual results. Prospective investors are advised to consult the final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Nomura and certain of its affiliates may have acted as an underwriter of such securities, and may currently be providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates. Copyrights (C) 1995. Nomura Securities International, Inc.